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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      October 30, 1998 (October 15, 1998)

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                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)

            Maryland                        1-11852                62-1507028
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
         incorporation)                                          Identification
                                                                     Number)


   3310 West End Avenue
   Fourth Floor
   Nashville, Tennessee                                      37203
   (Address of principal executive offices)                  (Zip Code)

                                 (615) 269-8175
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                  (Former Name)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 15, 1998, Healthcare Realty Trust Incorporated (the "Company") completed its acquisition (the "Acquisition") of Capstone Capital Corporation, a Maryland corporation ("Capstone"), through the merger of HR Acquisition I Corporation, a wholly owned subsidiary of the Company, with and into Capstone. The Acquisition is accounted for as a tax-free reorganization for federal income tax purposes and as a purchase for financial reporting purposes.

         Prior to the Acquisition, Capstone was a self-managed and self-administered real estate investment trust which owned, leased and invested in a diversified portfolio of healthcare properties. Securities of Capstone were traded on the New York Stock Exchange. Following the Acquisition, Capstone became a wholly owned subsidiary of the Company.

         Immediately prior to the Acquisition, each of the 517,150 shares of Capstone restricted common stock (the "Capstone Restricted Stock"), all of which were owned by officers, directors, two former directors and employees of Capstone, were redeemed by Capstone for $24.33 per share in cash.

         At the effective time of the Acquisition (i) each share of Capstone's common stock, par value $.001 per share ("Capstone Common Stock"), was converted into the right to receive .8518 shares of the Company's common stock, par value $.01 per share, (ii) each share of Capstone's 8 7/8% Series A Cumulative Preferred Stock, par value $.001 per share, was converted into the right to receive one share of the Company's 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, (iii) the Company assumed Capstone's 10 1/2% Convertible Subordinated Debentures due 2002 and Capstone's 6.55% Convertible Subordinated Debentures due 2002, and (iv) all rights with respect to each option to purchase Capstone Common Stock (whether or not vested or exercisable) (each, a "Capstone Stock Option") were purchased for cash in an amount per share equal to the excess of $24.33 over the stated exercise price per share of such option.

         The source of funds for the cash payments by Capstone for the Capstone Restricted Stock and by the Company for the Capstone Stock Options was a term loan by each of Capstone and the Company through a group of commercial banks led by NationsBank, N.A. The term loan of each of Capstone and the Company is due March 16, 1999 or earlier upon the sale of certain assets of Capstone or the Company, respectively. The consideration in the Acquisition was determined in an arms-length negotiation between the Company and Capstone.

         None of the executive officers or members of Capstone's board of directors continue to serve as such.

         The foregoing summary description of the Acquisition and related transactions is qualified in its entirety by reference to the Form S-4 (Registration No. 333-59907), which is attached as an exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The required financial statements for the acquisition of assets reported on in Item 2 of this Current Report are not available on the date of filing of this Report. It is anticipated that


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such financial statements will be filed on or before December 14, 1998. When such statements are available, they will be filed under cover of Form 8-K/A.

         (b)      Pro Forma Financial Information

                  The required pro forma financial information for the acquisition of assets reported on in Item 2 of this Current Report are not available on the date of filing of this Report. It is anticipated that such pro forma financial information will be filed on or before December 14, 1998. When such information is available, it will be filed under cover of Form 8-K/A.

         (c)      Exhibits

         20.1 Copy of the press release, dated October 15, 1998, relating to the completion of the Acquisition.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HEALTHCARE REALTY TRUST
                                               INCORPORATED


                                                By: /s/ ROGER O. WEST
                                                   ----------------------------
                                                Roger O. West
                                                Executive Vice President
                                                and General Counsel

Dated:  October 30, 1998